UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 2005




                               TCI SOLUTIONS, INC.
             (Exact Name of registrant as specified in its charter)



           Delaware                        0-49783                33-0537151


(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


                         17752 Skypark Circle, Suite 160
                            Irvine, California 92614
          (Address of principal executive offices, including zip code)

              Registrant's telephone number, including area code:

                                 (949) 476-1122

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On April 1, 2005, TCI Solutions, Inc., a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement among Retalix, Ltd., an Israeli corporation ("Retalix"), Retalix Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Retalix ("Holdings"), and certain holders of the Company's outstanding Series A Preferred Stock and Series B Preferred Stock (the "Selling Stockholders"), pursuant to which Holdings purchased substantially all of the Company's outstanding Series A Preferred Stock and Series B Preferred Stock (the "Acquisition") for an aggregate purchase price of $30,035,148, consisting of 715,729 shares of Retalix common stock valued at $17,177,500 and $12,857,648 in cash which was paid to the Selling Stockholders pro rata. The Company paid to employees and directors who held vested stock options under the Company's stock option plans and who had tendered options under the Company's option exchange offer which closed in 2004, an aggregate of $1,744,999 in cash. This amount was subtracted from Acquisition proceeds otherwise payable to the Selling Stockholders. The source of the Retalix common stock consideration was authorized shares of Retalix and the source of cash consideration was the cash reserves and working capital of Retalix.

The Acquisition resulted in Retalix beneficially owning, in excess of 73% of the outstanding voting stock of the Company (calculated on an as-converted to common stock basis), and specifically, 99.8% of the outstanding Series A Preferred Stock and 95.8% of the outstanding Series B Preferred Stock.

The Selling Stockholders consisted of InnoCal II, L.P., Blue Chip Fund IV, Environmental & Information Technology Private Equity Fund III, Infrastructure & Environmental Private Equity Fund, III, L.P., Productivity Fund IV, L.P., Productivity Fund IV Advisors Fund, L.P., Argentum Capital Partners II, L.P., Argentum Capital Partners, L.P., TCI ACP II Limited Partners L.P., Mark T. Koulogeorge and Daniel Raynor.

Concurrently with the closing of the Acquisition, the Company executed an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Retalix, Holdings, Survivor RTLX LLC, a Delaware limited liability company of which Holdings is the sole member ("LLC Merger Sub"), and RTLX LLC, a Delaware limited liability company of which Holdings is the sole member ("Acquisition Sub"), under which Acquisition Sub shall merge with and into the Company (with the Company surviving), followed immediately by the merger of the Company with and into LLC Merger Sub (with LLC Merger Sub surviving) (collectively, the "Merger"). The Acquisition taken together with the Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides for cash payment at the closing of the Merger on all outstanding shares of capital stock of the Company (other than on shares acquired by Holdings in the Acquisition and shares as to which appraisal rights are exercised under Delaware law) equal to (i) $0.132 per share of common stock,
(ii) $0.8409 per share of Series A Preferred Stock (on an as-converted basis, including the PIK dividend), and (iii) $0.7573 per share of Series B Preferred Stock. The closing of the Merger is subject to the following conditions:

o approval by holders of a majority of outstanding common stock and preferred stock of the Company (voting on an as-converted to common stock basis);

o no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Merger; and

o the parties shall have performed in all material respects all of their obligations and shall have delivered to each other certificates signed by appropriate officers confirming such compliance.

A copy of the joint press release issued by Retalix and the Company on April 1, 2005 concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.01      Changes in Control of Registrant

The information contained in Item 1.01 (Entry into a Material Agreement) of this Form 8-K is incorporated herein by reference.

On March 31, 2005, the Board of Directors of the Company adopted a resolution where five of the six directors would resign from the Board effective on the 10th day following the filing with the Securities and Exchange Commission and the mailing to stockholders of an Information Statement on Schedule 14F-1 (the "Resignation Date"). The resigning directors will be Lance C. Jacobs, Todd G. Gardner, Mark T. Koulogeorge, Daniel Raynor and James E. Houlihan III. David R. Butler will remain as a director following the Merger. The Board also resolved to appoint three new directors nominated by Retalix, effective as of the Resignation Date. These new directors will be Barry Shaked, Danny Moshaioff and Eli Spirer. Thus, at the Resignation Date, the Board will consist of four directors, three of whom are to be appointed by Retalix and the fourth of whom will be David Butler. Following the Resignation Date, Retalix may remove directors or nominate additional directors to the Board in its discretion, subject to the terms of the certificate of incorporation and by-laws of the Company. Mr. Shaked, whom we expect to be appointed as a director of the Company on the Resignation Date, is the President, Chief Executive Officer and Chairman of the Board and a 6.4% stockholder of Retalix. Because of these relationships, Mr. Shaked may be deemed to have an indirect material interest in the Acquisition and the Merger.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information contained in Item 5.01 (Changes in Control of Registrant) of this Form 8-K is incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits.

(a)  None.

(b)  None.

(c)  Exhibits.

     See Exhibit Index after the signature page to this Current Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           TCI SOLUTIONS, INC.



Date: April 5, 2005
                           By: /s/ Stephen P. DeSanits
                               -------------------------------------------------
                               Stephen P. DeSantis
                               Executive Vice President, Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

10.1 Stock Purchase Agreement dated April 1, 2005, among Retalix Ltd., an Israeli corporation, TCI Solutions, Inc, a Delaware corporation, the stockholders of TCI Solutions, Inc. listed on the signature pages thereto, and Retalix Holdings, Inc., a Delaware corporation

10.2 Agreement and Plan of Merger dated April 1, 2005, among Retalix, Ltd., an Israeli corporation, Retalix Holdings, Inc., a Delaware corporation, Survivor RTLX LLC, a Delaware limited liability company, RTXL LLC, a Delaware limited liability company and TCI Solutions, Inc., a Delaware corporation.

99.1              Joint Press Release dated April 1, 2005.